                                                            SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                                                Municipal
                                                High Income
                                                Fund Inc.
                                                388 Greenwich Street
                                                New York, New York 10013

                                                Common Stock

                                                (Investment Company
                                                Act File No. 811-5497)

                                                FD 01257      2/00

All dealers effecting transactions in the fund's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the fund's shares of common stock. Neither the fund nor Salomon Smith Barney is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

The fund will publish a supplement to the prospectus if there are any material changes in its business after the date of this prospectus.

--------------------------------------------------------------------------------
Prospectus                                                     February 28, 2000
--------------------------------------------------------------------------------

     Municipal High Income Fund Inc.

     Common Stock
          Listed on the New York Stock Exchange
          Trading symbol -- MHF

      Municipal High Income Fund Inc. is a diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax. The fund invests primarily in intermediate and long-term municipal debt securities issued by state and local governments including U.S. territories and possessions, political subdivisions, agencies and public authorities (municipal obligations).

      The market price of shares of closed-end funds may be less than the net asset value per share. For more information about this or other risks of investing in the fund, see "Risk Factors and Special Considerations" beginning on page 14.

      The prospectus contains important information about the fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.

      The statement of additional information (SAI) provides more detailed information about the fund and is incorporated into this prospectus by reference. The SAI and shareholder reports can be obtained without charge from your Salomon Smith Barney Financial Consultant or from the fund by calling 1-800-331-1710 or writing to the fund at 388 Greenwich Street, New York, New York 10013. You can review the fund's shareholder reports at the Securities and Exchange Commission's (the "Commission") in its Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      The Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

SALOMON SMITH BARNEY INC.
SSB CITI FUND MANAGEMENT LLC

Investment Manager and Administrator

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.


                                                                               1
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Table of Contents
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Prospectus Summary                                                             3
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Fund Expenses                                                                  6
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Financial Highlights                                                           7
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The Fund                                                                       9
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The Offering                                                                   9
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Use of Proceeds                                                                9
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Investment Objective and Policies                                              9
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Risk Factors and Special Considerations                                       14
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Investment Restrictions                                                       17
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Share Price Data                                                              18
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Management of the Fund                                                        18
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Dividends and Distributions; Dividend Reinvestment Plan                       20
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Taxation                                                                      22
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Description of Common Stock                                                   24
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Certain Provisions of the Articles of Incorporation and
Market Discount                                                               24
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Custodian, Transfer Agent, Dividend-Paying Agent,
Registrar and Plan Agent                                                      26
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Independent Auditors                                                          26
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Further Information                                                           26
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Appendix                                                                     A-1
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2

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Prospectus Summary
--------------------------------------------------------------------------------

      The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

      INVESTMENT OBJECTIVE AND PRIMARY INVESTMENTS The fund's investment objective is high current income exempt from federal income tax. The fund generally invests in intermediate and long-term municipal obligations.

      The fund's municipal obligations may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features. See "The Fund," "Investment Objective and Management Policies" and Appendix A.

      TAX-EXEMPT INCOME The fund invests with the objective that dividends paid by the fund may be excluded by shareholders from their gross incomes for federal income tax purposes. A portion of the fund's dividends may be taxable. The fund may invest without limit in private activity bonds. Income from these bonds may be a special preference item for purposes of the federal alternative minimum tax
(AMT). The fund may not be a suitable investment if you are subject to the AMT. See "Investment Objective and Management Policies" and "Taxation."

      THE OFFERING The fund's shares of common stock trade on the New York Stock Exchange. Salomon Smith Barney Inc. ("Salomon Smith Barney") intends to buy and sell the fund's shares and make a market in the common stock. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice. See "The Offering" and "Use of Proceeds."

      LISTING NYSE.

      SYMBOL MHF.

      INVESTMENT MANAGER SSB Citi Fund Management LLC ("SSB Citi" or the "manager") (successor to SSBC Fund Management, Inc.). The manager selects and manages the fund's investments in accordance with the fund's investment objective and policies. SSB Citi is also the fund's administrator and oversees the fund's non-investment operations and its relations with its service providers. For these services, SSB Citi receives a combined annual fee equal to 0.60% of the fund's average daily net assets.

      RISK FACTORS AND SPECIAL CONSIDERATIONS The value of the securities in the fund's portfolio fluctuate in price and the net asset value of the fund will go up and down in value. This means that you could lose money on your investment in the fund or the fund could perform less well than other similar investments. In

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

addition, the price of the shares is determined by market prices on the NYSE and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. The principal risks associated with an investment in the fund are summarized below.

      Municipal Obligations. The fund invests primarily in municipal obligations and may be affected by any of the following:

      o Interest rates rise, causing the value of the fund's portfolio generally to decline.

      o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      o The underlying revenue source for a municipal obligation other than a general obligation bond is insufficient to pay principal or interest in a timely manner.

      o The credit rating of a security owned by the fund is downgraded or the issuer defaults on its obligation to pay principal and/or interest.

      o The manager's judgment about the attractiveness, value or income potential of a particular bond proves to be incorrect.

      o     Municipal obligations fall out of favor with investors.

      o Unfavorable legislation affects the tax-exempt status of municipal obligations.

      Below investment grade securities. The fund is allowed to invest up to 100% of its assets in securities rated below investment grade or considered by the manager to be of comparable quality. (Investment grade debt securities are defined as those rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)). Investing in below investment grade securities involves a substantial risk of loss. These securities are considered speculative because they have a higher risk of default, tend to be less liquid, and may be more difficult to value than investment grade securities.

      The fund may invest in securities issued by municipalities that are in default on their obligations to pay interest and/or principal. The fund may lose all of its investment in these securities.

      Restricted securities. The fund may invest in securities for which there are restrictions on resale. There is a less liquid market for restricted securities than for publicly traded securities. Although such securities sometimes may be resold in private transactions, the prices realized from the sale may be less than what the fund considers the fair value of the securities.

      Derivatives. The fund may hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Even a small investment in derivative contracts can have a big impact on the fund's interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets. Derivatives include futures and options transactions.

      Closed-end investment company. The fund is a closed-end investment company and its shares may trade on the NYSE at a price that is less than its net asset value.

      See "Risk Factors and Special Considerations" and "Certain Provisions of the Articles of Incorporation and Market Discount."

      DIVIDENDS AND DISTRIBUTIONS Any dividends from net investment income (income other than net realized capital gains) are paid monthly and any distributions of net realized capital gains are paid annually. Your dividends or distributions may be reinvested in additional fund shares if you participate in the Dividend Reinvestment Plan. The number of shares issued to you by the plan depends on the price of the shares. The price of the shares is determined by the market price at the time the shares are purchased.

Market Price of Fund Shares         Price of Fund Shares Issued by Plan
---------------------------         -----------------------------------

Greater than or equal to            Shares issued at 98% of net asset value
98% net asset value                 or 95% of market price, whichever is greater

Less than 98% of net asset value    Market price

      See "Dividends and Distributions-- Dividend Reinvestment Plan."

      CUSTODIAN PNC Bank, National Association (PNC Bank) is the fund's custodian. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

      TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT PFPC Global Fund Services ("PFPC") is the fund's transfer agent, dividend-paying agent and registrar. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

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Fund Expenses
--------------------------------------------------------------------------------

      The following table shows the expenses the fund pays. As a shareholder, you indirectly bear these expenses.

--------------------------------------------------------------------------------
Annual Expenses
       (as a percentage of net assets)(1)
       Management fees ...............................................    0.60%
       Other expenses(2) .............................................    0.13%
--------------------------------------------------------------------------------
Total Annual Operating Expenses ......................................    0.73%
================================================================================
(1)   See "Management of the Fund" for additional information.
(2) "Other Expenses," as shown above, are based upon expenses for the fiscal year ended October 31, 1999.

      EXAMPLE

      An investor would directly pay the following expenses on a $1,000 investment in the fund, assuming(1) a 5% annual return and (2) reinvestment of all dividends:

     One Year            Three Years         Five Years            Ten Years
--------------------------------------------------------------------------------
       $8                   $23                 $41                  $91
--------------------------------------------------------------------------------

      This example assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed under Annual Expenses remain the same in the years shown. This example should not be considered a representation of future expenses of the fund. Actual expenses may be more or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following information for the five-year period ended October 31, 1999 has been audited by KPMG LLP, independent auditors, whose report thereon appears in the fund's annual report dated October 31, 1999. The following information for the fiscal years ended October 31, 1990 through October 31, 1994 has been audited by other independent auditors. The following information should be read in conjunction with the financial statements and related notes that also appear in the fund's 1999 Annual Report, which is incorporated by reference into this prospectus and the Statement of Additional Information.

For a share of capital stock outstanding throughout each year:

Year Ended October 31,                          1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                            $9.77        $9.76        $9.53        $9.51        $8.98
Income (Loss) From Operations:
  Net investment income                         0.58         0.60         0.61         0.63         0.64
  Net realized and unrealized gain (loss)      (0.76)        0.03         0.24           --         0.54
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.18)        0.63         0.85         0.63         1.18
---------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.59)       (0.61)       (0.62)       (0.61)       (0.65)
  In excess of net investment income              --        (0.01)          --           --           --
  Net realized gains                              --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Total Distributions                            (0.59)       (0.62)       (0.62)       (0.61)       (0.65)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $9.00        $9.77        $9.76        $9.53        $9.51
---------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           (15.76)%       9.34%       17.22%       10.22%       14.17%
---------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         (1.79)%       6.75%        9.41%        7.39%       14.00%
Net Assets, End of Year (millions)              $184         $198         $194         $187         $187
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.73%        0.74%        0.74%        0.77%        0.84%
  Net investment income                         6.08         6.07         6.38         6.65         6.87
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           27%          57%          35%          17%          18%
=========================================================================================================
Market Value, End of Year                     $8.000      $10.125       $9.875       $9.000       $9.000
=========================================================================================================

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year:

Year Ended October 31,                          1994         1993         1992         1991         1990
---------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                            $9.72        $9.49        $9.42        $9.28        $9.52
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.65         0.67         0.70         0.74         0.75
  Net realized and unrealized gain (loss)      (0.72)        0.23         0.06         0.15        (0.23)
Total Income (Loss) From Operations            (0.07)        0.90         0.76         0.89         0.52
Less Distributions From:
  Net investment income                        (0.65)       (0.67)       (0.69)       (0.75)       (0.76)
  In excess of net investment income              ==           ==           ==           ==           ==
  Net realized gains                           (0.02)          ==           ==           ==           ==
---------------------------------------------------------------------------------------------------------
Total Distributions                            (0.67)       (0.67)       (0.69)       (0.75)       (0.76)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $8.98        $9.72        $9.49        $9.42        $9.28
---------------------------------------------------------------------------------------------------------
Total Return, Based on Market Value           (10.11)%      17.07%        2.74%       17.88%       (1.45)%
---------------------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value         (0.54)%       9.87%        8.47%       10.15%        5.75%
=========================================================================================================
Net Assets, End of Year (millions)              $176         $188         $179         $173         $165
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.84%        0.87%        0.87%        0.90%        0.87%
  Net investment income                         6.98         6.89         7.31         7.90         8.00
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           17%          13%          12%          22%          11%
=========================================================================================================
Market Value, End of Year                     $8.250       $9.875       $9.125        $9.50        $9.00
=========================================================================================================

--------------------------------------------------------------------------------
The Fund
--------------------------------------------------------------------------------

      The fund was incorporated under the laws of the State of Maryland on March 4, 1988 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Its principal office is located at 388 Greenwich Street, New York, New York 10013. The fund's telephone number is (800) 331-1710.

--------------------------------------------------------------------------------
The Offering
--------------------------------------------------------------------------------

      Salomon Smith Barney currently makes a market in the common stock of the fund. This prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the common stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale. Salomon Salomon Smith Barney is not required to make a market in the common stock and may stop doing so at any time. You should not rely on Salomon Smith Barney's market making activities to provide an active or liquid trading market for the common stock.Use of Proceeds

--------------------------------------------------------------------------------
Use of Proceeds
--------------------------------------------------------------------------------

      The fund will not receive any proceeds from the sale of any common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making in common stock will be used by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.

--------------------------------------------------------------------------------
Investment Objective and Policies
--------------------------------------------------------------------------------

      The fund's investment objective is high tax-exempt current income. The fund's investment objective may be changed only by the affirmative vote of the holders of a "majority of the fund's outstanding voting securities," as defined in the 1940 Act. To achieve this objective, the fund seeks to invest substantially all of its assets in a diversified portfolio of long-term municipal obligations. Under normal conditions, at least 80% of the fund's assets will be invested in municipal obligations. The fund may invest up to 100% of its assets in lower-rated municipal obligations (those that are not "investment grade"). These securities are rated as low as Ba by Moody's Investors Service, Inc. (Moody's), BB by Standard & Poor's Rating Group (S&P) or BB by Fitch IBCA (Fitch), or in unrated municipal obligations deemed to be of comparable quality. The fund will not invest in municipal obligations rated lower than Ba, MIG 1/VMIG 1 or P-2 by Moody's, BB, SP-1 or A-1 by S&P, or BB by Fitch. A

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

description of relevant Moody's, S&P and Fitch ratings is set forth in the Appendix to the SAI. Lower-rated bonds are judged to have speculative elements. Although these bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. Often, protection of principal payments may be characteristically unreliable over any great length of time. The fund may invest up to to 30% of its assets in non-publicly traded securities. No assurance can be given that the fund will achieve its investment objective.

      Municipal obligations are debt securities, the interest from which is, in the opinion of bond counsel to their issuer, excluded from gross income for regular Federal income tax purposes. Municipal obligations may bear fixed, floating or variable rates of interest. Municipal obligations include "public purpose" obligations, which generate interest that is exempt from regular Federal income tax and, for individual taxpayers, is not subject to the AMT. Municipal obligations also include qualified "private activity bonds", which generate interest that is exempt from regular Federal income tax but that is subject to the AMT. Various types of municipal obligations in which the fund may invest are described in the Appendix to this prospectus.

      The yields on and values of municipal obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal obligations market, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields or values, while obligations of the same maturity and coupon with different ratings may have the same yield or value.

      Certain municipal obligations held by the fund may permit the issuer to call or redeem the obligations, in whole or in part, at its option. If an issuer were to redeem municipal obligations held by the fund during a time of declining interest rates, the fund might realize capital gains or losses at a time when it would not otherwise do so, and the fund might not be able to reinvest the proceeds of the redemption in municipal obligations providing as high a level of income as the obligations redeemed.

      Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax (and also, when applicable, from the AMT) are rendered by bond counsel to the issuer at the time of issuance. Neither the fund nor the manager reviews the proceedings relating to the issuance of municipal obligations or the bases for such opinions. Issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws, such as Federal bankruptcy laws, affecting the rights and remedies of creditors.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

      In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.

      Under normal conditions, the fund may hold up to 20% of its assets in cash or money market instruments, including taxable money market instruments (taxable investments). When the manager believes that long-term municipal obligations consistent with the fund's investment objective are unavailable, the fund may take a temporary defensive posture and invest without limitation in short-term municipal obligations and Taxable Investments. To the extent the fund holds taxable investments and, under certain market conditions, short-term municipal obligations, the fund may not fully achieve its investment objective.

      INVESTMENT TECHNIQUES

      The fund may employ, among others, the investment techniques described below, which may give rise to taxable income or gain.

      When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for the municipal obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The fund will make commitments to purchase when-issued municipal obligations only with the intention of acquiring the securities, but may sell these securities before the settlement date if the manager deems it advisable. Any gain realized on the sale would be taxable.

      Stand-By Commitments. The fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment, a dealer is obligated to repurchase at the fund's option specified securities at a specified price and, in this way, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the counterparty to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

      Financial Futures and Options Transactions. To protect against a decline in the value of municipal obligations it owns or an increase in the price of municipal obligations it proposes to purchase in the future, the fund may engage in financial futures and options transactions. The futures contracts or options on futures contracts

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

that may be entered into by the fund will be restricted to those that are either based on an index of long-term municipal obligations or relate to debt securities the prices of which are anticipated by the manager to correlate with the prices of the municipal obligations owned or to be purchased by the fund. Regulations by the Commodities Futures Trading Commission (the "CFTC") applicable to the fund require that the fund's transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the fund's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

      An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific debt security at a specified price, date, time and place. The fund may enter into interest rate futures contracts in order to protect against the adverse effect of changing interest rates on its portfolio securities or those to be purchased by the fund.

      The fund may purchase and sell call and put options on interest rate futures contracts that are traded on a United States exchange or board of trade. Unlike the direct investment in a futures contract, an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the fund. The fund may purchase options on interest rate futures contracts to hedge its portfolio securities against the risk of adverse changes in interest rates. The fund may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions.

      The fund anticipates utilizing municipal bond index futures to protect against changes in the market value of the municipal obligations in its portfolio or that it intends to acquire. Municipal bond index futures contracts are based on an index of long-term municipal obligations. The index assigns relative values to the municipal obligations included in the index, and fluctuates with changes in the market value of the municipal obligations. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

the price at which the index contract was originally written. The acquisition or sale of a municipal bond index futures contract enables the fund to protect its assets from fluctuations in the value of tax-exempt securities without actually buying or selling the securities. The fund may purchase and sell put and call options on municipal bond indexes and municipal bond index futures and enter into closing transactions with respect to those options.

      Lending Portfolio Securities. The fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the manager unless the fund applies for and receives specific authority to do so from the SEC. Loans of the fund's securities, if and when made, may not exceed 33 1/3% of the fund's assets taken at value. The fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with the fund's custodian in an amount at least equal to 100% of the current market value of the loaned securities.

      Repurchase Agreements. The fund may enter into repurchase agreement transactions with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

      Year 2000 Issue As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. Fund management does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but Fund management will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations
--------------------------------------------------------------------------------

      There are various risks associated with an investment in the fund. You should consider whether the fund is an appropriate investment for you. The fund invests substantially all of its assets in municipal obligations, and circumstances or events that affect the value of municipal obligations will affect the fund's net asset value. The fund may invest primarily in lower-rated securities. An investment in these securities has speculative characteristics and may involve a substantial risk of loss. While certain risks are discussed elsewhere in this prospectus, the following is intended to provide a summary of the principal risks of an investment in the fund.

Interest rate sensitivity

      o Municipal obligations are fixed-income securities which are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the fund's fixed-income securities can be expected to increase. The fund's net asset value will fluctuate in response to the increasing or decreasing value of the fund's fixed-income securities.

Less liquid markets for some municipal obligations

      o The market for municipal obligations, in particular those that are rated below investment grade or are unrated, may be less liquid than for corporate bonds. Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets.

Call or prepayment risk

      o Municipal obligations frequently permit their issuers to prepay, call or repurchase the securities from their holders, such as the fund. As a result of declining interest rates, the issuer of a municipal obligation may exercise its prepayment, call or repurchase right on the security, forcing the fund to replace the security with a lower yielding security. This would decrease the return to the fund.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

      o If the fund purchased a municipal obligation at a premium, it would experience a loss of that premium if the issuer of that security exercises its prepayment, call or repurchase right.

Issuer of a municipal obligation defaults or rating is downgraded

      o The issuer of a municipal obligation may not be able to make timely payments of interest and principal because of general economic downturns or adverse allocation of government cost burdens. This could result in a decrease in the fund's net asset value. This risk of default may be greater for private activity bonds or other municipal obligations whose payments are dependent upon a specific source of revenue. Adverse changes in the issuer's financial condition may negatively affect the credit rating of its securities. These developments would adversely affect the market value of the issuer's obligations.

Below investment grade securities

      o The risk of default is greater for lower-rated securities than for investment grade securities. Issuers of below investment grade securities may have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets.

      o Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating presumed creditworthiness. The market value of lower-rated securities is more sensitive to changes in the issuer's financial condition and changes in economic conditions than is the market value of investment grade securities.

      o The issuer of a below investment grade security might declare bankruptcy and the fund could experience loss or delays collecting interest and principal. To enforce its rights to collect principal and interest payments, the fund might be required to incur additional expenses which would reduce its net asset value. The fund may lose some or all of its investment in below investment grade securities upon default or bankruptcy because these securities are generally not secured by collateral.

Issuer of a municipal obligation declares bankruptcy

      o The issuer of a municipal obligation might declare bankruptcy. To enforce its rights to principal and interest, the fund might be required to take possession of and manage the assets securing the issuer's obligation. This may increase the fund's expenses and reduce its net asset value and increase the amount of the fund's distributions that are taxable.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

Adverse governmental action

      o The U.S. government has enacted laws that have eliminated, restricted or diminished the income tax exemption on some municipal obligations and it may do so again in the future. This could result in taxable income for shareholders.

Other

      o The issuer of a municipal obligation may be obligated to redeem the security at face value, but if the fund paid more than face value for the security, the fund may lose money on the security when it is sold.

      o There may be less extensive information available about the financial condition of issuers of municipal obligations than for corporate issuers with publicly traded securities.

When-Issued and Delayed Delivery Transactions

      The fund may use when-issued and delayed delivery transactions to purchase securities. The value of securities purchased in these transactions may decrease before they are delivered to the fund. Also, the yield on securities purchased in these transactions may be higher in the market when the delivery takes place.

Financial Futures and Options

      The fund may use financial futures contracts and options on these contracts to protect the fund from a decline in the price of municipal obligations it owns or an increase in the price of a municipal obligation it plans to buy. There are risks associated with futures and options transaction.

      o Because it is not possible to correlate perfectly the price of the securities being hedged with the price movement in a futures or option contract, it is not possible to provide a perfect offset to losses on the securities. Losses on the fund's securities may be greater than gains on the futures or option contract, or losses on the futures or option contract may be greater than gains on the securities subject to the hedge.

      o To compensate for imperfect correlation, the fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the fund could lose money from these positions.

      o If the fund hedges against an increase in interest rates, and rates decline instead, the fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the fund may have to sell securities at a time it would not normally choose.

--------------------------------------------------------------------------------
Investment Restrictions
--------------------------------------------------------------------------------

      The fund has adopted certain fundamental investment restrictions that may be changed only with the prior approval of the holders of a majority of the fund's outstanding voting securities. A "majority of the fund's outstanding voting securities" for this purpose means the lesser of (a) 67% or more of the shares of the Fund's common stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting or (b) more than 50% of the outstanding shares. For a complete listing of the investment restrictions applicable to the fund, see "Investment Restrictions" in the SAI.

      The following are several of the restrictions applicable to the fund. Any percentage limits apply only at the time of initial investment. The fund is not required to sell securities if the limits are exceeded after the investment is completed. The fund may not:

      o Borrow money, except for temporary or emergency purposes, and then not in amounts that are greater than 15% of total assets (including the amount borrowed).

      o Buy more securities if the fund has borrowed money in amounts greater than 5% of net assets.

      o Invest more than 25% of total assets in securities of issuers in a single industry. This restriction does not apply to the fund's investments in municipal obligations and U.S. government securities.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------

      The fund's common stock is listed on the NYSE under the symbol "MHF." Salomon Smith Barney intends to buy and sell the fund's shares in order to make a market in the common stock.

      The following table sets forth the high and low sales prices for the fund's common stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period for the two most recent fiscal years and each full fiscal quarter since then.

                  Quarterly High Price                Quarterly Low Price
                  --------------------                -------------------
                                    Premium                            Premium
            Net Asset    NYSE      (Discount)    Net Asset    NYSE    (Discount)
              Value      Price       to NAV        Value     Price      to NAV
================================================================================
1/31/00       9.10       8.1875      (10.03%)      8.64     7.0625     (18.26%)

10/31/99      9.43       8.8750      (5.89%)       8.98     7.6250     (13.11%)

7/31/99       9.64       9.6875       0.49%        9.42     8.8125      (6.45%)

4/30/99       9.75       9.9375       3.85%        9.64     9.4375      (2.10%)

1/31/99       9.76      10.4375       6.94%        9.71      9.375      (3.45%)

10/31/98      9.88      10.1875       3.11%        9.76      9.8125     (0.54%)

7/31/98       9.88      10.125        2.48%        9.78      9.375      (4.14%)

4/30/98       9.93      10.1875       2.59%        9.77      9.500      (2.76%)

1/31/98       9.92      10.2500       3.33%        9.75      9.1875     (5.77%)
================================================================================

      As of January 31, 2000, the price per share of common stock as quoted on the NYSE was $7.75, representing a 10.00% discount from the common stock's net asset value calculated on that day.

      Since the fund's commencement of operations, the fund's common stock has traded in the market at prices that were generally below net asset value.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS

      Overall responsibility for management and supervision of the fund rests with the fund's Board of Directors (Board). The Board approves all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager. The SAI contains background information regarding each Director and executive officer of the fund.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

      INVESTMENT MANAGER AND ADMINISTRATOR

      SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's investment manager. SSB Citi, through its predecessors, has been in the investment counseling business since 1968 and is a registered investment adviser. SSB Citi renders investment advice to a wide variety of individual, institutional and investment company clients that, as of January 31, 2000, had aggregate assets under management in excess of $127 billion. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc ("Citigroup"). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

      Subject to the supervision and direction of the fund's Board, SSB Citi manages the fund's portfolio in accordance with the fund's investment objective and policies, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the fund. For its services, SSB Citi is paid a management fee at an annual rate of 0.40% of the value of the fund's average daily net assets. In addition, SSB Citi serves as the fund's administrator and is paid an administration fee by the fund that is computed daily and paid monthly at an annual rate of 0.20% of the value of its average daily net assets.

      Transactions on behalf of the fund are allocated to various dealers by SSB Citi in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services that enable SSB Citi to supplement its own research and analysis with the views and information of other securities firms. The fund may utilize Salomon Smith Barney or a Salomon Smith Barney-affiliated broker-dealer in connection with a purchase or sale of securities when SSB Citi believes that the charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney in connection with entering into options and futures contracts. The fund paid no brokerage commissions in the last fiscal year.

      PORTFOLIO MANAGEMENT

      Peter Coffey is a Vice President and Investment Officer of the fund and has served the fund in this capacity since 1999. He manages the day-to-day investment operations of the fund, including making all investment decisions. Mr. Coffey is a Managing Director of Salomon Smith Barney and is the senior asset manager for a number of investment companies and other accounts investing in tax-exempt securities.

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan
--------------------------------------------------------------------------------

      The fund expects to pay monthly dividends of substantially all net investment income to the holders of the common stock. Net investment income is income (including tax-exempt income and accrued original issue discount income) other than net realized capital gains. Under the fund's current policy, which may be changed at any time by its Board, the fund's monthly dividends will be paid at a level that reflects the past and projected performance of the fund, which policy over time will result in the distribution of all net investment income of the fund. From time to time, when the fund makes a capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the fund consists of all interest income accrued on the fund's assets less all expenses of the fund. Expenses of the fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once per year.

      Under the fund's Dividend Reinvestment Plan (plan), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

      The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), plan participants will be issued shares of common stock by the fund at a price equal to the greater of 98% of the net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of the net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed 98% of the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at 98% of net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

      Experience under the plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, One Exchange Place, Boston, Massachusetts 02266-8209 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

      The fund's net asset value will be calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. New York time, on the last day on which the NYSE is open for trading of each week and month. Net asset value is calculated by dividing the value of the fund's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of common stock outstanding. Investments in U.S. government securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the fund's Board.

      The valuation of the fund's assets is made by SSB Citi after consultation with an independent pricing service approved by the Board. When, in the judgment of the service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the service, no readily obtainable market quotation is available (which may constitute a majority of the fund's portfolio securities), are carried at fair value as determined by the service. The service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the service are reviewed periodically by the officers of the fund under the general supervision and responsibility of the Board, which may replace the service at any time if it determines it to be in the best interests of the fund to do so.

--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------

      The following is a summary of the material federal tax considerations affecting the fund and fund shareholders; please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other Federal, state, local or foreign tax applications to consider. Because taxes are a complex matter, you are urged to consult your tax adviser for more detailed information with respect to the tax consequences of any investment.

      The fund has qualified and intends to qualify, so long as such qualification is in the best interests of its shareholders, under subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the fund qualifies, the fund will pay no Federal income tax on its net investment income and short-term and long-term capital gains that are distributed to shareholders. The fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular Federal income taxes but may be considered taxable for state and local income tax purposes, and shares of the fund may also be subject to state and local intangible property taxes.

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

      Exempt-interest dividends attributable to interest received by the fund on certain private activity bonds will be treated as a specific tax preference item to be included in a shareholder's Federal AMT computation. Under the AMT, corporate shareholders must include 75% of tax-exempt interest as an adjustment ("the current earnings adjustment") in computing corporate minimum taxable income. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from Federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expenses incurred by a shareholder on borrowings made to purchase or carry fund shares are not deductible for Federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the fund from interest income on taxable investments, net realized short-term capital gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to Federal income tax as ordinary income.

      Distributions, if any, from net realized long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional fund shares. None of the dividends paid by the fund will qualify for the corporate dividends received deduction. The fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      The fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any repurchase, regardless of whether gain or loss is realized upon the repurchase, for shareholders who do not provide the fund with a correct taxpayer identification number (social security or employer identification number). Withholding from the repurchase proceeds and from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' Federal income tax return.

--------------------------------------------------------------------------------
Description of Common Stock
--------------------------------------------------------------------------------

                                                                  Amount
                                                                Outstanding
                                                            Exclusive of Shares
                                       Amount Held         Held by Fund for its
                      Amount         by Fund for its            Own Account
Title of Class      Authorized         Own Account         as of January 7, 2000
================================================================================
   Common          500,000,000             0                  20,455,082.735
   Stock             Shares
================================================================================

      No shares of common stock, other than those currently outstanding, are offered for sale pursuant to this prospectus. All shares of common stock are equal as to earnings, assets, dividends and voting privileges and, when issued, will be fully paid and non-assessable. Shares of common stock are subject to no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock is entitled to its proportion of the fund's assets after debts and expenses. Shareholders are entitled to one vote per share and do not have cumulative voting rights. A majority of the votes cast at any meeting of shareholders is sufficient to take or authorize action, except for election of Directors or as otherwise provided in the fund's Articles of Incorporation as described under "Certain Provisions of the Articles of Incorporation and Market Discount."

      Under the rules of the NYSE applicable to listed companies, the fund is required to hold an annual meeting of shareholders in each year. If the fund's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the fund may decide not to hold annual meetings of shareholders. See "Certain Provisions of the Articles of Incorporation and Market Discount."

      The fund has no current intention of offering additional shares, except that additional shares may be issued under the plan. See "Dividends and Distributions; Dividend Reinvestment Plan." Other offerings of shares, if made, will require approval of the fund's Board and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the fund's outstanding shares.

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation and Market Discount
--------------------------------------------------------------------------------

      The fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation and Market Discount (continued)
--------------------------------------------------------------------------------

prices by discouraging a third party from seeking to obtain control of the fund. The Board is divided into three classes, each having a term of three years. At the annual meeting of shareholders in each year, the term of one class expires. This provision could delay for up to two years the replacement of a majority of Directors. The Articles of Incorporation specify the maximum number of Directors. A Director may be removed from office or the maximum number of Directors increased only by vote of the holders of at least 75% of the shares of the fund entitled to be voted on the matter.

      The Articles of Incorporation require the favorable vote of the holders of at least 75% of the shares of the fund then entitled to be voted to approve, adopt or authorize the following:

      (i) merger or consolidation or statutory share exchange of the fund with or into another corporation;

      (ii) sale of all or substantially all of the fund's assets (other than in the regular course of the fund's investment activities); or

      (iii) liquidation of the fund;

unless the action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the fund's By-Laws, in which case the affirmative vote of a majority of the outstanding shares is required. Conversion of the fund to an open-end investment company would require an amendment to the Articles of Incorporation. Such an amendment would require the affirmative vote of the holders of a majority of the shares entitled to vote on the matter. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. At any time, the amendment would have to be declared advisable by the Board prior to its submission to shareholders. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charges that might be in effect at the time of a redemption.

      The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act and can only be changed by a similar 75% vote, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the SEC for the full text of these provisions.

      MARKET DISCOUNT

      Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation and Market Discount (continued)
--------------------------------------------------------------------------------

market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of the fund's shares may be greater or less than the net asset value. Since the commencement of the fund's operations, the fund's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

      Some closed-end investment companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

      The fund's Board of directors has seen no reason to adopt any of the steps specified above, which some other closed-end funds have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the fund's shares to trade at a price equal to their net asset value. The manager may voluntarily waive its fees from time to time in order to increase the fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan
--------------------------------------------------------------------------------

      PNC Bank, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the fund's investments. PFPC, One Exchange Place, Boston, Massachusetts 02109, acts as the fund's transfer agent, dividend paying agent, registrar and as agent under the Plan.

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Independent Auditors
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      The audited financial statements have been incorporated by reference in the SAI in reliance upon the report of KPMG LLP, independent auditors.

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Further Information
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      Further information concerning the common stock and the fund may be found in the Registration Statement, of which this prospectus and the SAI constitute a part, on file with the Commission.


26
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Appendix
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      TYPES OF MUNICIPAL OBLIGATIONS

The fund may invest in the following types of municipal obligations and in such other types of municipal obligations as become available in the market from time to time.

      MUNICIPAL BONDS

      Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are "moral obligation" issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

      INDUSTRIAL DEVELOPMENT AND PRIVATE ACTIVITY BONDS

      Industrial development bonds ("IDBs") and private activity bonds ("PABs") are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

      MUNICIPAL LEASE OBLIGATIONS

      Municipal lease obligations are municipal obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.


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Appendix (continued)
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      The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The fund will not invest more than 10% of its assets in such "non-appropriation" municipal lease obligations. There is no limitation on the fund's ability to invest in other municipal lease obligations.

      ZERO COUPON OBLIGATIONS

      The fund may invest up to 25% of its total assets in zero coupon municipal obligations. Such obligations include "pure zero" obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and "zero/fixed" obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include securities representing the principal-only components of municipal obligations from which the interest components have been stripped and sold separately by the holders of the underlying municipal obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing rates than obligations of comparable maturities that make current distributions of interest. While zero coupon municipal obligations will not contribute to the cash available to the fund for purposes of paying dividends to stockholders, SSB Citi believes that limited investments in such securities may facilitate the fund's ability to preserve capital while generating tax-free income through the accrual of original issue discount. Zero coupon municipal obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

      FLOATING-RATE OBLIGATIONS

      The fund also may purchase floating- and variable-rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer's obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable- and floating-rate obligations held by the fund, although the fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.


A2

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Appendix (continued)
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      PARTICIPATION INTERESTS

      The fund may invest in participation interests in municipal bonds, including IDBs, PABs and floating- and variable-rate securities. A participation interest gives the fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, the fund intends to exercise demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the fund's portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. SSB Citi will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

      CUSTODIAL RECEIPTS

      The fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon municipal obligations described herein. Although under the terms of a custodial receipt the fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, if that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid, and income earned by the fund could be taxable.


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